Collaborative Arrangement	12 Months Ended
Dec. 31, 2018
Collaborative Arrangement
Collaborative Arrangement

Note 24 Collaborative Arrangement

Until March 2018, TSYS had a 45% interest in an enterprise jointly owned with two other entities which operates aircraft for the owners’ internal use. In March 2018, TSYS and one of the other entities each purchased a 5% ownership from the third entity for an immaterial amount, which effectively removed the third entity from the joint enterprise. This transaction resulted in TSYS and the other entity having a 50% interest in the joint enterprise. The arrangement allows each entity access to the aircraft and each entity pays for its usage of the aircraft. Each quarter, the net operating costs of the enterprise are shared among the owners.